UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
September 21, 2007
Date of Report (Date of earliest event reported)

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)          (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

ACQUISITION OF SHARES OF TECHNI BHARARTI LIMITED

Share Subscription Cum Subscription Agreement

On September 21, 2007 , India Globalization Capital, Inc. (“IGC”) entered into a Share Subscription Agreement  (the “Subscription Agreement”) dated as of September 16, 2007 with Techni Bhararti Limited (“TBL”)and certain individuals (collectively, the “Promoters”), pursuant to which IGC will acquire (the “Acquisition”) 7,150,000 newly-issued equity shares and 1,250,000 newly-issued 6% compulsorily convertible shares (collectively, the “New Shares”) directly from TBL so that at the conclusion of the transactions contemplated by the Subscription Agreement and by the Share Purchase Agreement between IGC and Odeon Limited described below IGC will own approximately 74% of the outstanding equity shares of TBL on a fully-diluted basis.

TBL engages in road-building, with prior experience in the building of tunnels, cannels, bridges, airport taxiways and dams as well as the civil works for mini hydro power generation.

The Acquisition is expected to be consummated during the fall of 2007, after the required approval by IGC’s stockholders and the fulfillment of certain other conditions, as discussed in greater detail herein.

The following description summarizes the material provisions of the Subscription Agreement.  Stockholders should read carefully the Subscription Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The Subscription Agreement contains representations and warranties which IGC, on the one hand, and TBL and the Promoters, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in the Subscription Agreement are qualified by information in disclosure schedules to the Subscription Agreement.  Although IGC does not believe the disclosure schedules contain information the securities laws require IGC to publicly disclose, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Subscription Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information.  Information concerning the subject matter of the representations and warranties may change following the date of the Subscription Agreement, and subsequent information may or may not be fully reflected in IGC’s public disclosures.

Purchase Price - Payment

At closing, the purchase price for the New Shares is INR400,000,000 (approximately USD$10,000,000 based on a current conversion ratio of approximately USD$.025 per INR1, payable as follows:

• INR275,000,000 (roughly USD$6,875,000 at current exchange rates) in cash at closing for the equity shares, representing a price per share of INR38.46 (roughly USD$0.96 at current exchange rates);

• INR125,000,000 (roughly USD$3,175,000 at current exchange rates) in cash at closing for the New Shares, representing a price per share of INR10.00 (roughly USD$0.25 at current exchange rates);

Closing of the Acquisition

The closing of the Acquisition will take place on a date mutually agreed upon by IGC, TBL and the Promoters, following the satisfaction of certain customary closing conditions, which date shall be no later than 15 days after the satisfaction of such conditions unless the parties agree to a later date.

Representations and Warranties

The Subscription Agreement contains customary representations and warranties that TBL and the Promoters made to IGC and which IGC made to TBL and the Promoters.

Several of the representations and warranties of TBL and the Promoters are qualified by materiality or material adverse effect.

Indemnification

The Promoters have agreed to hold IGC and its representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by the Promoters or TBL of any representations, warranties, covenants or obligations under the Subscription Agreement.

Conditions to the Completion of the Acquisition

The obligations of IGC and the Promoters are subject to certain customary closing conditions, including the following:

• no order or injunction enjoining the Acquisition;

• no statute, rule, order or decree shall have been enacted or promulgated which would prohibit the Acquisition or limit the ownership of TBL;

• receipt of certain consents;

• a lack of material adverse changes to TBL and its business

• IGC’s completion of due diligence to its satisfaction; and

• the satisfaction by IGC of all other conditions for it to consummate a business combination.

As the fair market value of the New Shares acquired in the Acquisition will constitute less than 80% of the net assets of IGC at the time of the Acquisition, IGC will be required to simultaneously close on another acquisition or acquisitions where the fair market value of what is acquired in such acquisition, combined with the fair market value of the securities acquired in the Acquisition, is at least 80% of the net assets of IGC at the time of the acquisitions.  As described below, IGC has entered into a Share Subscription cum Purchase Agreement with Sricon Infrastructure Limited and certain promoters to acquire equity shares that will amount to 51% of the fully-diluted equity of Sricon upon conclusion of the transaction.  As disclosed in prior Form 8-Ks filed by IGC with the Securities and Exchange Commission, IGC has also entered into a Contract Agreement in principle with Chiranjjeevi Wind Energy Limited (“CWEL”) to acquire (the “CWEL Acquisition”) 24 MW of wind energy assets from CWEL and a Share Subscription Cum Purchase Agreement  (the “Purchase Agreement”) with MBL Infrastructures Limited (“MBL”) and certain individuals pursuant to which IGC shall acquire equity shares of MBL amounting to 57% of the fully-diluted capitalization of MBL.  IGC will be required to consummate more than one of these transactions simultaneously to satisfy the 80% threshold.

Termination

The Subscription Agreement may be terminated prior to the closing of the Acquisition, as follows:

• at any time, by mutual written agreement;

• by IGC, if it is not satisfied with its due diligence review of TBL by October 31, 2007;

• by IGC, if on the closing date it is not satisfied that there has been no material adverse change in TBL’s business, operations, financial condition or prospects

Effect of Termination

In the event the Subscription Agreement is terminated:

• certain confidentiality and indemnification obligations will survive the termination; and

• with respect to termination by mutual agreement or for failure to close within the timeframe set forth in the Subscription Agreement, such termination shall not create liability for either party.

                Election of Officers and Directors

Pursuant to a Shareholders Agreement dated as of September 16, 2007 by and among IGC, TBL and the Promoters (the “Shareholders Agreement”), which is attached as Exhibit 10.2 to this Current Report on Form 8-K and which agreement shall take effect upon the consummation of the transactions contemplated by the Subscription Agreement:

• the Promoters and IGC will each have the right to designate representatives on TBL’s board of directors, but the Promoters will have the right to designate a majority of the directors;

• Jortin Antony will be designated as the Managing Director of TBL; and

• IGC will be entitled to designate the chief financial officer of TBL.

Following the closing of the Acquisition, the Promoters have also agreed to vote their shares in favor of any action taken by IGC to elect or replace its nominees to the Board of Directors.

Approval Rights

                Pursuant to the Shareholders Agreement, after the closing of the Acquisition, IGC, or its representatives on the TBL board of directors, as applicable must approve certain activities of the TBL, including, without limitation.

•
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts) beyond 15% of the Budget in the Business Plan (including a revised Business Plan) that is approved by the Board of Directors.

•	Investments in any other companies.

•	Amendments to TBL’s charter documents.

•	Commencement of any new line of business or acquisition of shares of a company, which is unrelated to the business of TBL.

•	Entering into agreements with TBL’s promoters, directors, key employees and their respective affiliates.

•	Winding up and /or liquidation of TBL.

•	Sale, license or pledge of TBL’s assets, including, without limitation, its intellectual property, other than in the normal course of business.

•
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business and on normal and reasonable commercial terms.

•	Any new scheme or plan for grant of employee stock options, or sweat equity shares to any person or entity, including any modification to any new scheme.

•
The making by TBL or its subsidiaries of any arrangement with its creditors and the moving for insolvency, receivership or bankruptcy or applying for the appointment of a receiver or an administrator or similar officer over the Company's assets.

                Earn Out

Pursuant to the Shareholders Agreement, IGC will transfer to Jortin Anthony out of the TBL equity shares it acquires in the Acquisition up to an aggregate of 1,204,000 equity shares of TBL over a five year period if TBL achieves certain profit after tax targets for its 2008-2012 fiscal years.  The maximum number of shares Mr. Anthony may receive is 140,800 shares for fiscal year 2008 and 265,800 shares for each of the following fiscal years.  If TBL’s profits after taxes for a given fiscal year are less than 100% of the target for that year but are equal to at least 85% of the target Mr. Anthony shall receive a pro rated portion of the maximum share award for that fiscal year.

                Share Purchase Agreement

On September 21, 2007, India Globalization Capital, Inc. (“IGC”) entered into a Share Purchase Agreement  (the “Odeon Purchase Agreement”) with Odeon Limited (“Odeon”), pursuant to which IGC will acquire (the “Odeon Acquisition”) 5,000,000 convertible preference shares of TBL (the “TBL Preference Shares”) from Odeon.

The following description summarizes the material provisions of the Purchase Agreement.  Stockholders should read carefully the Odeon Purchase Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K.  The Odeon Purchase Agreement contains representations and warranties which IGC, on the one hand, and Odeon, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person.  Information concerning the subject matter of the representations and warranties may change following the date of the Odeon Purchase Agreement, and subsequent information may or may not be fully reflected in IGC’s public disclosures.

Purchase Price - Payment

At closing, the purchase price for the TBL Preference Shares is USD$2,000,000, representing a price per share of USD$0.40

Closing of the Acquisition

The closing of the Acquisition will take concurrently with the consummation of the transactions contemplated by the Subscription Agreement and subject to the satisfaction of certain customary closing conditions, but no later than January 31, 2008 unless the parties agree to a later date.

Representations and Warranties

The Purchase Agreement contains customary representations and warranties that Odeon made to IGC and which IGC made to Odeon.

Indemnification

Odeon has agreed to hold IGC and its representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by Odeon of any representations, warranties, covenants or obligations under the Purchase Agreement.

Conditions to the Completion of the Acquisition

The obligations of IGC and the Promoters are subject to certain customary closing conditions, including the consummation of the transactions contemplated by the Subscription Agreement;

Termination

The  Odeon Purchase Agreement may be terminated prior to the closing of the Odeon Acquisition, as follows:

• at any time, by mutual written agreement;

• if the Odeon Acquisition is not completed by January 31, 2008;

Effect of Termination

In the event the Odeon Purchase Agreement is terminated:

• certain confidentiality and indemnification obligations will survive the termination; and

• with respect to termination by mutual agreement or for failure to close within the timeframe set forth in the Odeon Purchase Agreement, such termination shall not create liability for either party.

 ACQUISITION OF SHARES OF SRICON INFRASTRUCTURE PRIVATE LIMITED

Share Sricon Subscription Cum Sricon Subscription Agreement

On September 21, 2007 , India Globalization Capital, Inc. (“IGC”) entered into a Share Sricon Subscription Agreement  (the “Sricon Subscription Agreement”) dated as of September 15, 2007 with Sricon Infrastructure Private Limited  (“Sricon”) and certain individuals (collectively, the “Promoters”), pursuant to which IGC will acquire (the “Sricon Acquisition”) 4,041,676 newly-issued equity shares  (the “New Sricon Shares”) directly from Sricon and 351,840 equity shares from Mr. R. L. Srivatava (the “Sale Shares” and collectively with the New Sricon Shares, the “Sricon Shares”) so that at the conclusion of the transactions contemplated by the Sricon Subscription Agreement IGC will own approximately 63% of the outstanding equity shares of Sricon.

Sricon engages in road-building and maintenance projects in India, as well as managing road-building projects on a contract basis for national, state and local agencies. Sricon also engages in the BOT segment of road-building in which the government of India awards contracts to companies that can Build out pieces of major highways, Own and operate them for periods between 20 and 30 years and then Transfer them back to the government. Revenues are generated throughout the term of these agreements through a regulated toll system that establishes a visible income stream and a return on investment based on a projected traffic volume for the various routes that are awarded.

The Sricon Acquisition is expected to be consummated during the fall of 2007, after the required approval by IGC’s stockholders and the fulfillment of certain other conditions, as discussed in greater detail herein.

The following description summarizes the material provisions of the Sricon Subscription Agreement.  Stockholders should read carefully the Sricon Subscription Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K.  The Sricon Subscription Agreement contains representations and warranties which IGC, on the one hand, and Sricon and the Promoters, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in the Sricon Subscription Agreement are qualified by information in disclosure schedules to the Sricon Subscription Agreement.  Although IGC does not believe the disclosure schedules contain information the securities laws require IGC to publicly disclose, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Sricon Subscription Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to the underlying disclosure schedules. The disclosure schedules contain nonpublic information.  Information concerning the subject matter of the representations and warranties may change following the date of the Sricon Subscription Agreement, and subsequent information may or may not be fully reflected in IGC’s public disclosures.

Purchase Price - Payment

At closing, the purchase price for the Sricon Shares is INR1,150,000,000 (approximately USD$28,750,000 based on a current conversion ratio of approximately USD$.025 per INR1, payable as follows:

• INR120,000,000 (roughly USD$3,000,000 at current exchange rates) in cash at closing for the Sale Shares, representing a price per share of INR341.06 (roughly USD$8.53 at current exchange rates);

•                INR1,030,000,000 (roughly USD$25,750,000 at current exchange rates) in cash at closing for the New Sricon Shares, representing a price per share of INR254.84 (roughly USD$6.37 at current exchange rates);

Closing of the Sricon Acquisition

The closing of the Sricon Acquisition will take place on a date mutually agreed upon by IGC, Sricon and the Promoters, following the satisfaction of certain customary closing conditions, which date shall be no later than 15 days after the satisfaction of such conditions unless the parties agree to a later date.

Representations and Warranties

The Sricon Subscription Agreement contains customary representations and warranties that Sricon and the Promoters made to IGC and which IGC made to Sricon and the Promoters.

Several of the representations and warranties of Sricon and the Promoters are qualified by materiality or material adverse effect.

Indemnification

The Promoters have agreed to hold IGC and its representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by the Promoters or Sricon of any representations, warranties, covenants or obligations under the Sricon Subscription Agreement.

Conditions to the Completion of the Sricon Acquisition

The obligations of IGC and the Promoters are subject to certain customary closing conditions, including the following:

• no order or injunction enjoining the Sricon Acquisition;

• no statute, rule, order or decree shall have been enacted or promulgated which would prohibit the Sricon Acquisition or limit the ownership of Sricon;

• receipt of certain consents;

• a lack of material adverse changes to Sricon and its business

• IGC’s completion of due diligence to its satisfaction; and

• the satisfaction by IGC of all other conditions for it to consummate a business combination.

As the fair market value of the Sricon Shares acquired in the Sricon Acquisition will constitute less than 80% of the net assets of IGC at the time of the Sricon Acquisition, IGC will be required to simultaneously close on another acquisition or acquisitions where the fair market value of what is acquired in such acquisition, combined with the fair market value of the securities acquired in the Sricon Acquisition, is at least 80% of the net assets of IGC at the time of the acquisitions.  As described above, IGC has entered into agreements for a number of additional acquisitions.

Termination

The Sricon Subscription Agreement may be terminated prior to the closing of the Sricon Acquisition, as follows:

• at any time, by mutual written agreement;

• by IGC, if it is not satisfied with its due diligence review of Sricon by October 31, 2007;

• by IGC, if on the closing date it is not satisfied that there has been no material adverse change in Sricon’s business, operations, financial condition or prospect;

Effect of Termination

In the event the Sricon Subscription Agreement is terminated:

• certain confidentiality and indemnification obligations will survive the termination; and

•                 with respect to termination by mutual agreement or for failure to close within the timeframe set forth in the Sricon Subscription Agreement, such termination shall not create liability for either party.

                Election of Officers and Directors

Pursuant to a Shareholders Agreement dated as of September 15, 2007 by and among IGC, Sricon and the Promoters (the “Sricon Shareholders Agreement”), which is attached as Exhibit 10.5 to this Current Report on Form 8-K and which agreement shall take effect upon the consummation of the transactions contemplated by the Sricon Subscription Agreement:

• the Promoters and IGC will each have the right to designate representatives on Sricon’s board of directors, but the Promoters will have the right to designate a majority of the directors;

• R.L. Srivastava will be designated as the Managing Director and Chairman of Sricon; and

• IGC will be entitled to designate the chief financial officer of Sricon.

Following the closing of the Sricon Acquisition, the Promoters have also agreed to vote their shares in favor of any action taken by IGC to elect or replace its nominees to the Board of Directors.

Approval Rights

                Pursuant to the Sricon Shareholders Agreement, after the closing of the Acquisition, IGC, or its representatives on the Sricon board of directors, as applicable must approve certain activities of the Sricon, including, without limitation.

•
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts) beyond 15% of the Budget in the Business Plan (including a revised Business Plan) that is approved by the Board of Directors.

•	Investments in any other companies.

•	Amendments to Sricon’s charter documents.

•	Commencement of any new line of business or acquisition of shares of a company, which is unrelated to the business of Sricon.

•	Entering into agreements with Sricon’s promoters, directors, key employees and their respective affiliates.

•	Winding up and /or liquidation of Sricon.

•	Sale, license or pledge of Sricon’s assets, including, without limitation, its intellectual property, other than in the normal course of business.

•
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business and on normal and reasonable commercial terms.

•	Any new scheme or plan for grant of employee stock options, or sweat equity shares to any person or entity, including any modification to any new scheme.

•
The making by Sricon or its subsidiaries of any arrangement with its creditors and the moving for insolvency, receivership or bankruptcy or applying for the appointment of a receiver or an administrator or similar officer over the Company's assets.

                Earn Out

Pursuant to the  Sricon Shareholders Agreement, IGC will transfer to the Promoters out of the Sricon equity shares it acquires in the Sricon Acquisition up to 418,431 equity shares of Sricon over a three year period if Sricon achieves certain profit after tax targets for its 2008-2010 fiscal years.  The maximum number of shares the Promoters may receive in any given fiscal year is 139,477 shares.  If Sricon’s profits after taxes for a given fiscal year are less than 100% of the target for that year but are equal to at least 85% of the target the Promoters shall receive a pro rated portion of the maximum share award for that fiscal year.

Pursuant to the Shareholders Agreement, will be entitled to receive up to an aggregate of The Management Committee of Sricon’s Board of Directors shall determine which Promoters shall receive the shares.

Additional Information

Stockholders of IGC, and other interested persons, are advised to read, when available, IGC’s preliminary proxy statement and definitive proxy statement (collectively, “Proxy Statements”) in connection with IGC’s solicitation of proxies for the special meeting of stockholders to be held in connection with the Acquisition because these Proxy Statements will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Acquisition. The Proxy Statements, once available, can also be obtained without charge at the Securities and Exchange Commission’s internet site at (http://www.sec.gov). Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing requests to: India Globalization Capital, Inc., 4336 Montgomery Ave., Bethesda, Maryland 20814.

IGC and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of IGC stockholders to be held to approve the Acquisition. Information regarding IGC and its directors and executive officers is available in IGC’s Annual Report on Form 10-KSB for the year ended March 31, 2007, filed with the Securities and Exchange Commission on July 16, 2007, as amended by Form 10-KSB/A filed with the Securities and Exchange Commission on August 20, 2007, and such information will be available in the Proxy Statements. No person other than IGC has been authorized to give any information or to make any representations on behalf of IGC, TBL, Odeon, or Sricom in connection with the Acquisition or the Sricom Acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by IGC.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Share Subscription Cum Purchase Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Barathi Limited and the persons named as Promoters therein.
10.2	Shareholders Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Barathi Limited and the persons named as Promoters therein.
10.3	Share Purchase Agreement dated September 21, 2007 by and between India Globalization Capital, Inc. and Odeon Limited.
10.4	Share Subscription Cum Purchase Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.
10.5	Shareholders Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: September 27, 2007	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Document

10.1	Share Subscription Cum Purchase Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Barathi Limited and the persons named as Promoters therein.
10.2	Shareholders Agreement dated September 16, 2007 by and among India Globalization Capital, Inc., Techni Barathi Limited and the persons named as Promoters therein.
10.3	Share Purchase Agreement dated September 21, 2007 by and between India Globalization Capital, Inc. and Odeon Limited.
10.4	Share Subscription Cum Purchase Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.
10.5	Shareholders Agreement dated September 15, 2007 by and among India Globalization Capital, Inc., Sricon Infrastructure Private Limited and the persons named as Promoters therein.